(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
July 31, 2001


MuniHoldings
Michigan Insured
Fund II, Inc.


www.mlim.ml.com


MuniHoldings Michigan Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Michigan Insured
Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Michigan
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.


The Benefits and Risks of Leveraging

MuniHoldings Michigan Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


DEAR SHAREHOLDER

For the year ended July 31, 2001, the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. earned $0.891 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 5.30%, based on a month-end per share net asset value of $16.82. Over the same period, the total investment return on the Fund's Common Stock was +18.97%, based on a change in per share net asset value from $15.04 to $16.82, and assuming reinvestment of $0.884 per share income dividends.

For the six-month period ended July 31, 2001, the Fund's Common
Stock's total return was +6.54%, based on a change in per share net asset value of $16.27 to $16.82, and assuming reinvestment of $0.451 per share income dividends.

For the six-month period ended July 31, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.15%.


The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six-month period ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Portfolio Matters
While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates, and individual Federal tax rebates should begin to restore US economic activity perhaps as early as late autumn. Consequently, we maintained the neutral position we adopted early in 2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility.

The Fund directly benefited from recent declines in tax-exempt bond yields as approximately 10% of the Fund's holdings were recently prerefunded. Prerefunding is the process a municipality uses to refinance an outstanding higher-couponed bond by issuing new bonds. The proceeds from the new bond issue are used to purchase US Treasury securities whose income stream is dedicated to paying the coupon income and maturity value of the older, outstanding issue. As the prerefunded bond is secured by US Treasury obligations, not by the original municipality, its market value increases significantly. Should tax-exempt bond yields decline further, more of the Fund's holdings can be expected to be prerefunded, which should enhance the Fund's net asset value. We expect to maintain the Fund's neutral position for much of the coming months as no significant economic recovery is expected until later this year. However, should economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return the Fund to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 300 basis point decline in short-term interest rates by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2.5% range. This decline, combined with a steep tax-exempt yield curve, benefited the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing costs for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leverage will diminish and the yield paid to the Common Stock shareholders will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Michigan Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



September 5, 2001



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of July 31, 2001 were as follows:

                                    Percent of
S&P Rating/Moody's Rating           Net Assets

AAA/Aaa                               94.0%
AA/Aa                                  4.6
Other++                                0.1

++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

           S&P    Moody's    Face
STATE    Ratings  Ratings   Amount   Issue                                                                     Value
Michigan                             Anchor Bay, Michigan, School District, GO
--98.7%                              (School Building and Site) (b):
           AAA      Aaa     $ 4,250    Series I, 6% due 5/01/2009 (f)                                          $   4,800
           AAA      Aaa       1,375    Series II, 5.70% due 5/01/2025                                              1,449

           AAA      Aaa       1,000  Bullock Creek, Michigan, School District, GO, 5.50% due 5/01/2026             1,039

           AAA      Aaa       1,000  Central Montcalm, Michigan, Public Schools, GO, 5.75%
                                     due 5/01/2024 (e)                                                             1,056

           AAA      Aaa       3,850  Charlotte, Michigan, Public School District, GO, 5.375%
                                     due 5/01/2029 (b)                                                             3,904

           AAA      Aaa       1,035  Chippewa Valley, Michigan, Schools, GO, Refunding, 6%
                                     due 5/01/2007 (a)                                                             1,149

           AAA      Aaa       1,500  Comstock Park, Michigan, Public Schools, GO, 5.75%
                                     due 5/01/2029 (b)                                                             1,577

           NR*      P1          100  Delta County, Michigan, Economic Development Corporation,
                                     Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                     Paper), DATES, Series F, 2.80% due 12/01/2013 (h)                               100

           AAA      Aaa       1,000  Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A,
                                     5% due 7/01/2027 (e)                                                            979

           AAA      Aaa       6,000  Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien,
                                     Series A, 5.75% due 1/01/2010 (b)(f)                                          6,723

           AAA      Aaa       6,300  East Grand Rapids, Michigan, Public School District, GO, 6%
                                     due 5/01/2009 (d)(f)                                                          7,114

           AAA      Aaa       1,600  Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                     5.375% due 5/01/2024 (e)                                                      1,622

           AAA      Aaa       2,925  Hartland, Michigan, Consolidated School District, GO,
                                     6% due 5/01/2010 (b)(f)                                                       3,321

           AAA      Aaa       2,000  Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2009 (e)(f)             2,242

           AAA      Aaa       3,975  Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (b)               4,068

           AAA      Aaa       3,750  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                     Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                     5.875% due 5/15/2026 (e)                                                      3,926

           AAA      NR*       3,000  Michigan Higher Education Student Loan Authority, Student Loan
                                     Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)                    2,996

                                     Michigan State Building Authority, Revenue Refunding Bonds:
           AAA      Aaa       1,500    (Facilities Program), Series I, 5.50% due 10/01/2006 (a)                    1,630
           AA+      Aa1       1,000    (Facilities Program), Series I, 5% due 10/15/2024                             986
           NR*      Aa1       1,000    RIB, Series 517x, 8.05% due 10/15/2010 (g)                                  1,192
           AA+      Aa2       2,000    (State Police Communications), Series III, 5.50% due 10/01/2010             2,193

           AAA      Aaa       2,620  Michigan State, COP, 5.50% due 6/01/2027 (a)                                  2,704

           AAA      NR*       1,920  Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                     5.20% due 12/01/2018 (a)                                                      1,898

           AAA      Aaa       2,555  Michigan State, HDA, S/F Revenue Refunding Bonds, AMT, Series A,
                                     6.05% due 12/01/2027 (a)(c)                                                   2,614

                                     Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
           AAA      Aaa       2,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (e)              2,126
           AAA      Aaa       1,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2026 (e)              1,061
           AAA      Aaa       2,215    (Mercy Health Services), Series X, 6% due 8/15/2014 (e)                     2,432
           AAA      Aaa       2,000    (Mercy-Mount Clemens), Series A, 5.75% due 5/15/2029 (e)                    2,088
           AAA      Aaa       1,000    (Trinity Health), Series A, 6% due 12/01/2027 (a)                           1,082

           AAA      Aaa       3,500  Michigan State Strategic Fund, Limited Obligation Revenue
                                     Refunding Bonds (Detroit Edison Company), AMT, Series A,
                                     5.55% due 9/01/2029 (e)                                                       3,600

           AAA      Aaa       1,500  Milan, Michigan, Area Schools, GO, Series A, 5.75% due 5/01/2024 (b)          1,592

           AAA      Aaa       1,500  Romulus, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (b)(f)          1,669

           NR*      Aaa       5,500  Saint Clair County, Michigan, Economic Revenue Refunding
                                     Bonds (Detroit Edison Company), RIB, Series 282, 9.78%
                                     due 8/01/2024 (a)(g)                                                          6,848

           AAA      NR*       2,650  South Lyon, Michigan, Community Schools, GO, Series A,
                                     5.75% due 5/01/2023 (e)                                                       2,812

           AAA      Aaa       4,000  Wayne Charter County, Michigan, Airport Revenue Bonds
                                     (Detroit Metropolitan Wayne County), AMT, Series A, 5.375%
                                     due 12/01/2015 (e)                                                            4,126

           AAA      Aaa       3,025  Wayne State University, Michigan, University Revenue
                                     Refunding Bonds, 5.125% due 11/15/2029 (b)                                    2,991

           Total Investments (Cost--$85,776)--98.7%                                                               93,709
           Other Assets Less Liabilities--1.3%                                                                     1,210
                                                                                                               ---------
           Net Assets--100.0%                                                                                  $  94,919
                                                                                                               =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
*Not Rated.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


Portfolio Abbreviations

To simplify the listings of MuniHoldings Michigan Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
RIB        Residual Interest Bonds
S/F        Single-Family



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of July 31, 2001
Assets:           Investments, at value (identified cost--$85,776,077)                                      $ 93,708,612
                  Cash                                                                                            93,110
                  Interest receivable                                                                          1,296,206
                  Prepaid expenses                                                                                   600
                                                                                                            ------------
                  Total assets                                                                                95,098,528
                                                                                                            ------------


Liabilities:      Payables:
                    Dividends to shareholders                                               $    90,577
                    Investment adviser                                                           21,298          111,875
                                                                                            -----------
                  Accrued expenses and other liablilities                                                         67,716
                                                                                                            ------------
                  Total liabilities                                                                              179,591
                                                                                                            ------------


Net Assets:       Net assets                                                                                $ 94,918,937
                                                                                                            ============


Capital:          Capital Stock (200,000,000 shares authorized):
                    Preferred Stock, par value $.10 per share (1,360 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                     $ 34,000,000
                    Common Stock, par value $.10 per share (3,621,776 shares issued
                    and outstanding)                                                        $   362,178
                  Paid-in capital in excess of par                                           53,544,348
                  Undistributed investment income--net                                          308,084
                  Accumulated realized capital losses on investments--net                   (1,228,208)
                  Unrealized appreciation on  investments--net                                7,932,535
                                                                                            -----------
                  Total--Equivalent to $16.82 net asset value per share of
                  Common Stock (market price--$14.98)                                                         60,918,937
                                                                                                            ------------
                  Total capital                                                                             $ 94,918,937
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                  For the Year Ended July 31, 2001
Investment        Interest                                                                                  $  5,064,799
Income:


Expenses:         Investment advisory fees                                                  $   504,003
                  Professional fees                                                              91,471
                  Commission fees                                                                86,265
                  Accounting services                                                            53,403
                  Transfer agent fees                                                            35,346
                  Printing and shareholder reports                                               32,100
                  Directors' fees and expenses                                                   29,502
                  Listing fees                                                                   25,000
                  Pricing fees                                                                    6,699
                  Custodian fees                                                                  4,932
                  Other                                                                          17,447
                                                                                            -----------
                  Total expenses before reimbursement                                           886,168
                  Reimbursement of expenses                                                   (316,371)
                                                                                            -----------
                  Total expenses after reimbursement                                                             569,797
                                                                                                            ------------
                  Investment income--net                                                                       4,495,002
                                                                                                            ------------


Realized &        Realized gain on investments--net                                                              457,737
Unrealized        Change in unrealized appreciation on investments--net                                        5,823,672
Gain on                                                                                                     ------------
Investments       Net Increase in Net Assets Resulting from Operations                                      $ 10,776,411
--Net:                                                                                                      ============

See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the       For the Period
                                                                                            Year Ended   Sept. 17, 1999++
                                                                                             July 31,       to July 31,
                  Increase (Decrease) in Net Assets:                                           2001            2000
Operations:       Investment income--net                                                  $   4,495,002     $  3,918,417
                  Realized gain (loss) on investments--net                                      457,737      (1,685,945)
                  Change in unrealized appreciation on investments--net                       5,823,672        2,108,863
                                                                                           ------------     ------------
                  Net increase in net assets resulting from operations                       10,776,411        4,341,335
                                                                                           ------------     ------------


Dividends to      Investment income--net:
Shareholders:       Common Stock                                                            (3,202,304)      (2,530,263)
                    Preferred Stock                                                         (1,244,563)      (1,128,205)
                                                                                           ------------     ------------
                  Net decrease in net assets resulting from dividends to shareholders       (4,446,867)      (3,658,468)
                                                                                           ------------     ------------


Capital Stock     Proceeds from issuance of Common Stock                                             --       54,226,635
Transactions:     Proceeds from issuance of Preferred Stock                                          --       34,000,000
                  Offering costs resulting from the issuance of Common Stock                         --        (137,170)
                  Offering and underwriting costs resulting from the issuance of
                  Preferred Stock                                                                    --        (395,452)
                  Write-off of offering costs resulting from the issuance of
                  Common Stock                                                                   71,790               --
                  Write-off of offering costs resulting from the issuance of
                  Preferred Stock                                                                40,718               --
                                                                                           ------------     ------------
                  Net increase in net assets derived from capital stock transactions            112,508       87,694,013
                                                                                           ------------     ------------


Net Assets:       Total increase in net assets                                                6,442,052       88,376,880
                  Beginning of period                                                        88,476,885          100,005
                                                                                           ------------     ------------
                  End of period*                                                           $ 94,918,937     $ 88,476,885
                                                                                           ============     ============


                  *Undistributed investment income--net                                    $    308,084     $    259,949
                                                                                           ============     ============

++Commencement of operations.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                  The following per share data and ratios
                  have been derived from information provided                                For the       For the Period
                  in the financial statements.                                              Year Ended   Sept. 17, 1999++
                                                                                             July 31,        to July 31,
                  Increase (Decrease) in Net Asset Value:                                      2001             2000
Per Share         Net asset value, beginning of period                                     $      15.04     $      15.00
Operating                                                                                  ------------     ------------
Performance:      Investment income--net                                                           1.24             1.08
                  Realized and unrealized gain on investments--net                                 1.73              .13
                                                                                           ------------     ------------
                  Total from investment operations                                                 2.97             1.21
                                                                                           ------------     ------------
                  Less dividends to Common Stock shareholders from investment
                  income--net                                                                     (.88)            (.70)
                                                                                           ------------     ------------
                  Capital write-off (charge) resulting from issuance of Common Stock                .02            (.04)
                                                                                           ------------     ------------
                  Effect of Preferred Stock activity:
                    Dividends to Preferred Stock shareholders:
                      Investment income--net                                                      (.34)            (.31)
                  Capital write-off (charge) resulting from issuance of
                  Preferred Stock                                                                   .01            (.12)
                                                                                           ------------     ------------
                  Total effect of Preferred Stock activity                                        (.33)            (.43)
                                                                                           ------------     ------------
                  Net asset value, end of period                                           $      16.82     $      15.04
                                                                                           ============     ============
                  Market price per share, end of period                                    $      14.98     $     13.625
                                                                                           ============     ============


Total Investment  Based on market price per share                                                16.95%       (4.13%)+++
Return:**                                                                                  ============     ============
                  Based on net asset value per share                                             18.97%         5.82%+++
                                                                                           ============     ============


Ratios Based      Total expenses, net of reimbursement***                                          .99%            .73%*
on Average Net                                                                             ============     ============
Assets of         Total expenses***                                                               1.54%           1.42%*
Common Stock:                                                                              ============     ============
                  Total investment income--net***                                                 7.80%           8.85%*
                                                                                           ============     ============
                  Amount of dividends to Preferred Stock shareholders                             2.16%           2.55%*
                                                                                           ============     ============
                  Investment income--net, to Common Stock shareholders                            5.64%           6.30%*
                                                                                           ============     ============


Ratios Based on   Total expenses, net of reimbursement                                             .62%            .45%*
Total Average                                                                              ============     ============
Net               Total expenses                                                                   .97%            .88%*
Assets:++++++***                                                                           ============     ============
                  Total investment income--net                                                    4.91%           5.47%*
                                                                                           ============     ============


Ratios Based on   Dividends to Preferred Stock shareholders                                       3.66%           4.12%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:


Supplemental      Net assets, net of Preferred Stock, end of period (in thousands)         $     60,919     $     54,477
Data:                                                                                      ============     ============
                  Preferred Stock outstanding, end of period (in thousands)                $     34,000     $     34,000
                                                                                           ============     ============
                  Portfolio turnover                                                             16.50%           67.64%
                                                                                           ============     ============


Leverage:         Asset coverage per $1,000                                                $      2,792     $      2,602
                                                                                           ============     ============


Dividends Per     Investment income--net                                                    $       915      $       830
Share On                                                                                   ============     ============
Preferred Stock
Outstanding:++++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on October 12, 1999.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MDH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $30,535 increase to the cost of securities and a corresponding $30,535 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares. During the year ended July 31, 2001, overestimated offering expenses were written off to paid-in capital in excess of par.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2001, FAM earned fees of $504,003, of which $316,371 was waived.

During the period September 17, 1999 to July 31, 2000, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $255,000 in connection with the issuance of the Fund's Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $25,250 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $16,216,546 and $14,663,099, respectively.

Net realized gains (losses) for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

                                      Realized         Unrealized
                                    Gains (Losses)       Gains

Long-term investments               $    516,574      $ 7,932,535
Financial futures contracts             (58,837)               --
                                    ------------      -----------
Total                               $    457,737      $ 7,932,535
                                    ============      ===========


As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $7,932,535, all of which related to appreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $85,776,077.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended July 31, 2001 remained constant and during the period September 17, 1999 to July 31, 2000 increased by 3,615,109 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at July 31, 2001 was 2%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,360 shares of unissued capital stock as AMPS. Shares issued and outstanding during the year ended July 31, 2001 remained constant and during the period September 17, 1999 to July 31, 2000 increased by 1,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
July 31, 2001, MLPF&S, an affiliate of FAM, earned $57,927 as commissions.


5. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,163,000, of which $37,000 expires in 2008 and $1,126,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On August 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079913 per share, payable on August 30, 2001 to shareholders of record as of August 20, 2001.



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2001


REPORT OFINDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Michigan Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Michigan Insured Fund II, Inc., including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from September 17, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Michigan Insured Fund II, Inc. at July 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
September 4, 2001



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Michigan Insured Fund II, Inc. during its taxable period ended
July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


AMEX Symbol
MDH